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                                                                      Exhibit 10

                               December 26, 1995



CIGNA Variable Products Group
1380 Main Street
Springfield, MA 01103

Ladies and Gentlemen:

     Reference is made to the Post-Effective Amendment No. 10 to the Registration Statement on Form N1-A (Registration No. 33-20333) filed with the Securities and Exchange Commission with respect to the proposed sale of an indefinite number of shares of beneficial interest, without par value (the "Shares"), of the following series of CIGNA Variable Products Group, an unincorporated association of the type commonly referred to as a Massachusetts business trust (the "Trust"): CIGNA Variable Products S&P 500 Index Fund (formerly, Companion Fund), CIGNA Variable Products High Yield Fund, CIGNA Variable Products Income Fund, CIGNA Variable Products International Stock Fund, and CIGNA Variable Products Money Market Fund.

     In rendering the opinion set forth below, we have examined such corporate records, documents and other instruments and have made such other examinations and inquiries as we have deemed necessary to enable us to express the opinions set forth herein. We have assumed that appropriate action will be taken prior to the issuance and sale of the Shares in order to comply with applicable requirements of the laws of the various states or other jurisdictions, with respect to the issuance and sale of such securities. Based upon and subject to the foregoing, we are of the opinion that:

     1. The Trust is duly formed and validly existing business trust under the laws of the Commonwealth of Massachusetts; and

     2. The Shares, when issued pursuant to the terms, provisions and conditions set forth in the above-referenced Registration Statement relating to the Shares, will be validly issued, fully paid and non-assessable by the Trust.

     We hereby consent to the filing of this opinion as an Exhibit to said Registration Statement.

                                   Very truly yours,

                                   GOODWIN, PROCTER & HOAR